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                              THIRD AMENDMENT TO
                               CREDIT AGREEMENT

                                 BY AND AMONG

                        CLEARVIEW CINEMA GROUP, ET AL.

                                      AND

                              THE PROVIDENT BANK,
                               Agent and Lender

                                  dated as of
                                 June 30, 1997

                       =================================

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                              THIRD AMENDMENT TO
                               CREDIT AGREEMENT
                       AND WARRANT REPURCHASE AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (as hereinafter defined) ("Third Amendment") dated as of June 30, 1997, by and among CLEARVIEW CINEMA GROUP, INC., a Delaware corporation (hereinafter, together with its successors in title and assigns called "Holdings"), CCC MADISON TRIPLE CINEMA CORP., a New Jersey corporation, CCC CHESTER TWIN CINEMA CORPORATION, a New Jersey corporation, CCC MANASQUAN CINEMA CORPORATION, a New Jersey corporation, CLEARVIEW THEATRE GROUP, INC., a New Jersey corporation, CCC HERRICKS CINEMA CORP., a Delaware corporation, CCC PORT WASHINGTON CINEMA CORP., a Delaware corporation, CCC GRAND AVENUE CINEMA CORP., a Delaware corporation, CCC WASHINGTON CINEMA CORP., a Delaware corporation, CCC ALLWOOD CINEMA CORP., a Delaware corporation, CCC EMERSON CINEMA CORP., a Delaware corporation, CCC NEW CITY CINEMA CORP., a Delaware corporation, and CCC SUMMIT CINEMA CORP. (formerly known as 343-349 SPRINGFIELD AVENUE CORP.), a New Jersey corporation, (hereinafter collectively the Original Borrowers), and CCC BEDFORD CINEMA CORP., a Delaware corporation ("CCC Bedford") and CCC KISCO CINEMA CORP., a Delaware corporation ("CCC Kisco"), CCC CLOSTER CINEMA CORP., a Delaware corporation, ("CCC Closter"), CCC BERGENFIELD CINEMA CORP., a Delaware corporation, ("CCC Bergenfield"), CCC TENAFLY CINEMA CORP., a Delaware corporation, ("CCC Tenafly") and CCC B.C. REALTY CORP., a Delaware corporation, ("CCC Realty"), (hereinafter, together with their successors in title and assigns and the Original Borrowers, collectively called "Borrowers" and each of which is a "Borrower") and THE PROVIDENT BANK, an Ohio banking corporation ("Agent") and various Lenders as set forth in the Credit Agreement.

                             PRELIMINARY STATEMENT

     WHEREAS, Original Borrowers, Agent and Lenders have entered into a Credit Agreement dated as of May 29, 1996, as amended by a Joinder Agreement and First Amendment dated as of December 13, 1996 ("First Amendment") and as further amended by a Second Amendment dated as of March 27, 1997 ("Second Amendment") (collectively the "Credit Agreement");

     WHEREAS, CCC Bedford and CCC Kisco were joined as borrowers to the Credit Agreement by that certain Joinder Agreement dated as of July 18, 1996, and CCC Closter, CCC Bergenfield, CCC Tenafly, and CCC Realty were joined as borrowers by the First Amendment;

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                                      -2-

     WHEREAS, Holdings has agreed to purchase from Lenders the warrants granted to Lenders pursuant to that certain Warrant Agreement made and entered into as of May 29, 1996, by and between Holdings and Agent, as amended by Amendment No.
1. To Warrant Agreement, dated as of December 13, 1996, (the "Warrant
Agreement");

     WHEREAS, Lenders are willing to finance Borrower's repurchase the aforementioned warrants and to make certain other changes in the terms of the Credit Agreement which are mutually beneficial to Lenders and Borrower; and

     WHEREAS, Borrower and Lender now wish to amend the Credit Agreement supplement and upon such terms and provisions hereof.

     NOW, THEREFORE, the parties hereto agree to supplement and amend the Credit Agreement upon such terms and conditions as follows:

     1.  Definitions, Schedules and Exhibits

     (a) The Credit Agreement is hereby amended to replace Schedule 1, Lenders, in its entirety by Schedule 1 to this Third Amendment.

     (b) The Credit Agreement is hereby amended to replace Schedule 5.1(b), Capital Stock, in its entirety by Schedule 5.1(b) to this Third Amendment.

     (c) The Credit Agreement is hereby amended to replace Exhibit J-1, Form of Revolving Promissory Note, in its entirety by Exhibit J-1 to this Third Amendment.

     (d) The Credit Agreement is hereby amended to add a new Exhibit J-4 to read in its entirety as Exhibit J-4 to this Third Amendment.

     (e) All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless the context hereof requires otherwise. Any definitions as capitalized terms set forth herein shall be deemed incorporated into the Credit Agreement as amended by this Third Amendment. The following definitions contained in the Credit Agreement are amended and restated as follows:

          "Interest Rate" (i) for the Revolving Credit Notes, the Term Loan A Notes, and the Term Loan B Notes, means the rate of interest per annum equal to two percent (2.0%) in excess of the Prime Rate, and (ii) for the Term Loan C Notes, shall mean the Prime Rate.

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                                      -3-

          "Maximum Revolving Commitment" means Four Hundred Thousand Dollars ($400,000).

          "Term Loans" means Term Loan A, Term Loan B and Term Loan C.

          "Termination Date" means (A) with respect to the Revolving Credit Loan, the earlier of (i) December 31, 2001; (ii) the date upon which the entire principal of the Notes shall become due pursuant to the provisions hereof (whether as a result of acceleration by Agent or the Requisite Lenders or otherwise); or (iii) the date upon which the Credit Commitments terminate pursuant to Section 9.2 hereof; (B) with respect to Term Loan A and Term Loan B, the earlier of (i) December 31, 2001; (ii) the date upon which the entire principal of the Notes shall become due pursuant to the provisions hereof (whether as a result of acceleration by Agent or the Requisite Lenders or otherwise); or (iii) the date on which the Term Loan A or Term Loan B, as the case may be, shall be paid in full; (C) with respect to Term Loan C, the earlier of (i) June 30, 20002; (ii) the date upon which the entire principal of the Notes shall become due pursuant to the provisions hereof (whether as a result of acceleration by Agent or the Requisite Lenders or otherwise); or (iii) the date on which the Term Loan C shall be paid in full.

          "Notes" mean, collectively, the Revolving Credit Notes, the Term Loan A Notes, the Term Loan B Notes and the Term Loan C Notes. "Note" shall mean any one of the Notes, unless specifically identified.

     (f) The Credit Agreement is hereby amended to add the following terms to Section 1.2

          "Public Offering" means any underwritten public offering of the Common Stock.

          "Public Offering Expenses" means expenses incurred by Holdings relative to a Public Offering.

          "Contingent Warrant Purchase Price" means an amount equal to the lesser of (i) the product of (A) 149 (being an amount equal to the number of shares represented by the Warrants), as adjusted by multiplying 149 by the number of shares into which the stock of Holdings are split at or prior to the Public Offering, and (B) the difference between the gross sale price per share of Common Stock sold to the public (without consideration of underwriters' discounts) in the Public Offering and $6,711.41 (such amount being divided by the multiple used in (A) above to reflect the stock split of Holdings occurring at or prior to the Public Offering), and (ii) Three Hundred Thousand and 00/100 Dollars ($300,000).

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                                      -4-

          "Term Loan C" means the loan made pursuant to Section 2.2(d) of the Credit Agreement.

          "Term Loan C Note" means, with respect to Term Loan C, the Promissory Note of Borrowers, in the face amount of each Lender's Participation Percentage of the Term Loan C in or substantially in the form of Exhibit J-4 to the Credit Agreement.

          "Third Amendment Closing Date" means Monday, June 30, 1997.

References in the Loan Documents to the "Loan Documents", "Loans", "Notes", "Warrants", "Warrant Agreement" and other documents, instruments, and other agreements executed in connection with the Loans shall in each case refer to each such document, instrument or other agreement, as it may be amended or restated from time to time.

     2. Commitments. Section 2.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Section 2.1 Commitments. Each Lender, severally and not jointly, agrees, upon the terms and subject to the conditions contained in this Agreement, to make the Revolving Credit Loans to Borrowers from time to time prior to the Termination Date for such Loans, the Term Loan A on the Closing Date in a principal amount equal to such Lender's Participation Percentage of the aggregate principal amount of such Loan requested by Borrowers on each occasion, the Term Loan B upon satisfaction of the conditions contained in Section 4.2 of this Agreement and Term Loan C on the Third Amendment Closing Date in a principal amount equal to such Lender's Participation Percentage of the aggregate principal amount of such loan."

     3. Making the Loans. Section 2.2. of the Credit Agreement is hereby amended to include Section 2.2(d) to read, in its entirety, as follows:

          "(d) Term Loan C. Subject to the terms and conditions of this Agreement and in reliance upon the representation and warranties of each Borrower herein set forth, each Lender severally agrees to lend to Borrowers on the Third Amendment Closing Date its Participation Percentage of the Term Loan C. The aggregate amount of the Term Loan C shall not exceed One Million Three Hundred Thousand and 00/100 Dollars ($1,300,000.00). Amounts borrowed under this Subsection and repaid or prepaid may not be reborrowed."

     4. Draws, Advances and Settlement of Payments and Advances. Sections 2.3(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

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                                      -5-

          "(a)  [INTENTIONALLY OMITTED]."

     5. The Notes. Section 2.4 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Section 2.4 The Notes. The absolute and unconditional obligation of Borrowers to repay to each Lender its respective Pro Rata Share of the principal of each Loan and the interest thereon shall be evidenced by a separate Revolving Credit Note, Term Loan A Note, Term Loan B Note and Term Loan C Note for each Lender in the amount of its respective Credit Commitment for each Loan. All payments under the Notes shall be made to Agent at its Head Office, for the account of Lenders, and Agent shall allocate all payments on each Loan received from Borrowers among all Lenders in accordance with each Lender's Pro Rata Share of such Loan in accordance with Section 2.7(b)."

     6. Maturity. Section 2.6(i) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(i) Maturity. Subject to the terms and conditions of this Agreement, Borrowers will be entitled to reborrow all or any part of the principal of the Revolving Credit Notes repaid or prepaid prior to the Termination Date. The Credit Commitments shall terminate and all of the indebtedness evidenced by the Revolving Credit Notes and the Term Loan B Notes shall, if not sooner paid, be in any event absolutely and unconditionally due and payable in full by Borrower on December 31, 2001, the date of the final maturity of such Notes. The Term Loan A Notes shall, if not sooner paid, be in any event absolutely and unconditionally due and payable in full by Borrowers on December 31, 2001, the date of the final maturity of such Notes. The Term Loan C Notes shall, if not sooner paid, be in any event absolutely and unconditionally due and payable in full by Borrowers on June 30, 2002, the date of Final Maturity of such Notes."

     7. Prepayment Fees. Section 2.6(k) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(k) Prepayment Fees. Except for a prepayment of Term Loan C, if Borrowers voluntarily prepay the Term Loans in full prior to the third anniversary of the Closing Date, the Revolving Credit Loan shall, in accordance with Section 2.2(a) become due and payable in full, and Borrowers shall pay to Agent, for the ratable benefit of Lenders, as liquidated damages and compensation for the costs of being prepared to make funds available to Borrowers under this Agreement, and not as a penalty, an amount determined by multiplying (x) the amount of the Credit Commitment times (y) three percent (3%) upon prepayment during the first Loan Year, two percent (2%) upon prepayment during the second Loan Year;

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                                      -6-

     and one percent (1%) upon prepayment during the third Loan Year (the "Prepayment Fee"). Borrowers shall also pay a Prepayment Fee in connection with any partial prepayment of any Term Loan, except a partial prepayment of Term Loan C; provided, however, that if such prepayment, either in full or in part, occurs as a result of any event described in paragraphs 2.6(e), 2.6(f), 2.6(g) or 2.6(h) above, no such Prepayment Fee shall be required.

     8. Payments on Term Loan C. Section 2.6 of the Credit Agreement is hereby amended to add a new paragraph (l) to read in its entirety as follows:

          "(l) Payments on Term Loan C. Borrowers shall pay to Agent, for the account of Lenders in accordance with their respective Pro Rata Share on Term Loan C, monthly in arrears on the first Business Day of each month beginning on November 1, 1997, interest on the outstanding principal amount of the Term Loan C equal to the Interest Rate applicable thereto, provided, however, that interest in the Term Loan C shall not begin to accrue until September 29, 1997. Borrowers shall pay to Agent, and Borrowers hereby authorize Agent to charge the respective accounts of Borrowers maintained with Agent, on the earlier of (i) June 30, 2002, or (ii) the third Business Day following the date of a Public Offering, as defined herein, an amount sufficient to pay in full the entire unpaid principal amount of the Term Loan C.

     9. Financial Covenants. Sections 7.1, 7.2, 7.3, 7.4, and 7.5 of the Credit Agreement are hereby amended to the extent necessary to exclude from the calculations contained therein the principal amount of the Term Loan C and the Indebtedness represented therein and any accrued interest thereon.

     10. Repurchase of Warrant. Holdings hereby agrees to purchase from Agent, and Agent hereby agrees to sell to Holdings the warrants issued to Agent pursuant to the Warrant Agreement. In consideration therefor and as additional consideration for the closing of the Third Amendment, Borrowers shall pay to
Agent:

          (a)  on the Third Amendment Closing Date, the sum of $1,000,000; and

          (b) in the event that Holdings or any Borrower closes a Public Offering of any class of its Capital Stock on or prior to June 30, 1998, on the date of the initial closing with its underwriters of such Public Offering, the Contingent Warrant Purchase Price in cash or other immediately available funds.

Upon receipt of the consideration set forth in clause (a) above, Agent shall deliver to Holdings as soon thereafter as reasonably practicable thereafter, the original warrants issued pursuant to the Warrant Agreement, endorsed in blank or canceled.

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                                      -7-

     11. Reaffirmation of Covenants, Warranties and Representations. Borrower hereby agrees and covenants that all representations and warranties in the Credit Agreement, including without limitation, all of those warranties and representations set forth in Article 5, are true and accurate as of the date hereof. Borrower further reaffirms all covenants in the Loan Agreement, and reaffirms each of the affirmative covenants set forth in Article 6 and the financial and negative covenants set forth in Articles 7 and 8, respectively, thereof, as if fully set forth herein, except to the extent modified by this Third Amendment.

     12. Conditions Precedent to Closing of Third Amendment. On or prior to the Third Amendment Closing Date, each of the following conditions precedent shall have been satisfied.

          (a) Proof of Corporate Authority. Lender shall have received from Borrowers copies, certified by a duly authorized officer to be true and complete on and as of the Third Amendement Closing Date, of records of all action taken by each Borrower to authorize (i) the execution and delivery of this Third Amendment and all other certificates, documents and instruments to which it is or is to become a party as contemplated or required by this Third Amendment, and (ii) its performance of all its obligations under each of such documents.

          (b) Documents. Each of the documents to be executed and delivered at the closing and all other certificates, documents and instruments to be executed in connection herewith shall have been duly and properly authorized, executed and delivered by Borrowers and shall be in full force and effect on and as of the Third Amendment Closing Date.

          (c) Legal Opinion. Agent and each Lender shall have received a written legal opinion, addressed to Agent and each Lender and dated as of the Third Amendment Closing Date, from legal counsel for Borrowers, which shall be in form and substance acceptable to Lender, opining as to the due execution, delivery and enforceability of the documents to be delivered in connection herewith.

          (d) Legality of Transactions. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful (i) for Lender to perform any of its agreements or obligations under any of the Loan Documents, or (ii) for Borrower to perform any of its agreements or obligations under any of the Loan Documents.

          (e) Performance, Etc. Borrower shall have duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in each of the Loan Documents. Except as set forth herein, no event shall have occurred on or prior to the Third Amendment Closing Date, and no condition shall exist on the Third Amendment Closing Date, which constitutes a Default or an Event of Default.

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                                      -8-

     13.  Miscellaneous:

          (a) Borrower shall reimburse Lender for all fees and disbursements of legal counsel to Lender which shall have been incurred by Lender in connection with the preparation, negotiation, review, execution and delivery of this Third Amendment and the handling of any other matters incidental hereto.

          (b) All of the terms, conditions and provisions of the Credit Agreement not herein modified shall remain in full force and effect. In the event a term, condition or provision of the Credit Agreement conflicts with a term, condition or provision of this Third Amendment, the latter shall govern.

          (c) This Third Amendment shall be governed by and shall be construed and interpreted in accordance with the laws of the State of Ohio.

          (d) This Third Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

          (e) This Third Amendment may be executed in several counterparts, each of which shall constitute an original, but all which together shall constitute one and the same agreement.

           [space intentionally left blank. Signature page follows.]

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     IN WITNESS WHEREOF, this Third Amendment has been duly executed and delivered by or on behalf of each of the parties as of the day and in the year first above written.


SIGNED IN THE PRESENCE OF:      BORROWERS

                                CLEARVIEW CINEMA GROUP, INC.,
                                a Delaware corporation

_________________________       By: ______________________________
                                Name:  A. Dale Mayo
_________________________       Title: President

                                CCC MADISON TRIPLE CINEMA CORP.,
                                a New Jersey corporation

_________________________       By: ______________________________
                                Name:  A. Dale Mayo
_________________________       Title: President

                                CCC CHESTER TWIN CINEMA
                                CORPORATION
                                a New Jersey corporation

_________________________       By: ______________________________
                                Name:  A. Dale Mayo
_________________________       Title: President

                                CCC MANASQUAN CINEMA CORPORATION,
                                a New Jersey corporation

_________________________       By: ______________________________
                                Name:  A. Dale Mayo
_________________________       Title: President

                                CLEARVIEW THEATRE GROUP, INC.,
                                a New Jersey corporation

_________________________       By: ______________________________
                                Name:  A. Dale Mayo
_________________________       Title: President

                                CCC HERRICKS CINEMA CORP.,
                                a Delaware corporation

_________________________       By: ______________________________
                                Name:  A. Dale Mayo
_________________________       Title: President

                                CCC PORT WASHINGTON CINEMA CORP.,
                                a Delaware corporation

_________________________       By: ______________________________
                                Name:  A. Dale Mayo
_________________________       Title: President

                                CCC GRAND AVENUE CINEMA CORP.,
                                a Delaware corporation

_________________________       By: ______________________________
                                Name:  A. Dale Mayo
_________________________       Title: President

                                CCC WASHINGTON CINEMA CORP.,
                                a Delaware corporation

_________________________       By: ______________________________
                                Name:  A. Dale Mayo
_________________________       Title: President

                                CCC ALLWOOD CINEMA CORP.,
                                a Delaware corporation



_________________________       By: ______________________________
                                Name:  A. Dale Mayo
_________________________       Title: President

                                CCC EMERSON CINEMA CORP.,
                                a Delaware corporation

_________________________       By: ______________________________
                                Name:  A. Dale Mayo
_________________________       Title: President

                                CCC NEW CITY CINEMA CORP.,
                                a Delaware corporation

_________________________       By: ______________________________
                                Name:  A. Dale Mayo
_________________________       Title: President

                                CCC SUMMIT CINEMA CORP. (formerly known
                                as 343-349 SPRINGFIELD AVENUE CORP.),
                                a New Jersey corporation

_________________________       By: ______________________________
                                Name:  A. Dale Mayo
_________________________       Title: President

                                CCC BEDFORD CINEMA CORP.,
                                a Delaware corporation

_________________________       By: ______________________________
                                Name:  A. Dale Mayo
_________________________       Title: President

                                CCC KISCO CINEMA CORP.,
                                a Delaware corporation ("CCC Kisco"),

_________________________       By: ______________________________
                                Name:  A. Dale Mayo
_________________________       Title: President

                                CCC CLOSTER CINEMA CORP.,
                                a Delaware corporation

_________________________       By: ______________________________
                                Name:  A. Dale Mayo
_________________________       Title: President

                                CCC BERGENFIELD CINEMA CORP.,
                                a Delaware corporation

_________________________       By: ______________________________
                                Name:  A. Dale Mayo
_________________________       Title: President

                                CCC TENAFLY CINEMA CORP.,
                                a Delaware corporation

_________________________       By: ______________________________
                                Name:  A. Dale Mayo
_________________________       Title: President

                                CCC B.C. REALTY CORP.
                                a Delaware corporation

_________________________       By: ______________________________
                                Name:  A. Dale Mayo
_________________________       Title: President

                                THE PROVIDENT BANK, Agent

_________________________       By: ______________________________
                                Name:  Christopher B. Gribble
_________________________       Title: Assistant Vice President

                                THE PROVIDENT BANK, Lender

_________________________       By: ______________________________
                                Name:  Christopher B. Gribble
_________________________       Title: Assistant Vice President

           [Exhibits will be provided by the Company upon request.]